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                                  UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                 -----------------------------------------------


                                    FORM 8-K
                            ------------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported):  December 21, 2000


                        COMMISSION FILE NUMBER 333-92383


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)


             DELAWARE                               06-1397316
     (State of Incorporation)           (I.R.S. Employer Identification No.)


             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)


                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 9.  REGULATION FD DISCLOSURE

         On December 21, the Registrant issued a press release announcing the signing of a definitive agreement to acquire Pathology Associates International Corporation from Science Applications International Corporation (SAIC) for $37 million. The purpose of this Form 8-K is to furnish the press release for informational purposes only. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1


EXHIBIT 99.1

         Press Release dated December 21, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: December 22, 2000

                            By: /s/  Dennis R. Shaughnessy
                                ----------------------------------------
                                Dennis R. Shaughnessy, Sr. Vice President,
                                Business Development, General Counsel
                                and Secretary